UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 16, 2019

 METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York		10166-0188
(Address of Principal Executive Offices)		(Zip Code)
212-578-9500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
MetLife, Inc. (the “Company”) and MetLife Group, Inc. entered into a Separation Agreement and General Release with Martin J. Lippert, their former Executive Vice President, Global Head of Technology and Operations, effective June 16, 2019.
Mr. Lippert released any claims against the Company and those associated with it. He also agreed not to disparage the Company and those associated with it. Mr. Lippert will also assist and reasonably cooperate with the Company in connection with investigations, audits, examinations, inspections, or proceedings brought against or by the Company or any of its affiliates (together, "MetLife").
The Agreement does not affect Mr. Lippert's previously-disclosed Agreement to Protect Corporate Property. For example, Mr. Lippert must refrain from solicitation of MetLife employees or interfering with MetLife business for 18 months following the end of his employment.
Mr. Lippert will not receive any Company stock-based long-term incentive award or cash-based incentive award for 2019 services or performance. Under the terms of previously-disclosed award agreements, Mr. Lippert will retain most of his outstanding Company stock-based long-term incentives. However, Mr. Lippert may forfeit his awards if he provides services (as an officer, director, employee, consultant, independent contractor, agent, or otherwise) to Prudential Financial, Inc., The Hartford Financial Services Group, Inc., Lincoln National Corporation, or their affiliates before those awards vest or (in the case of options) before he exercises them.
For his agreement to these terms, the Company and MetLife Group, Inc. agreed to pay Mr. Lippert $1,172,750, subject to applicable tax withholding.
The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
10.1	Separation Agreement and General Release, effective June 16, 2019, between MetLife, Inc. and MetLife Group, Inc. and Martin Lippert

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Jeannette N. Pina
Name:	Jeannette N. Pina
Title:	Vice President and Secretary
Date: June 17, 2019